Supplement to the
Fidelity Advisor Focus Funds®
Institutional Class
September 29, 2004
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 23.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

The following information replaces similar information found in the "Fund Management" section on page 30.

Harlan Carere is manager of Advisor Biotechnology Fund, which he has managed since October 2004. Mr. Carere joined Fidelity Investments as an analyst in 2000, after receiving an MBA from Harvard Business School. Previously, he was an equity analyst for Berman Capital.

AFOCI-04-09 October 30, 2004
1.479771.136

Supplement to the
Fidelity® Advisor Real Estate Fund
Institutional Class
September 29, 2004
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 10.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

The following information replaces the biographical information for Steve Buller found under the heading "Fund Management" beginning on page 22.

Sam Wald is manager of Advisor Real Estate Fund, which he has managed since October 2004. Since joining Fidelity Investments in 1996, he has worked as a research analyst, associate portfolio manager and manager.

AREI-04-04 October 30, 2004
1.783271.104